Riverview Bancorp

**Nicole Sherman**
President and Chief Executive Officer

**David Lam**
Executive Vice President and Chief Financial Officer

**Dan Cox**
Executive Vice President and Chief Operating Officer

***Investor Presentation***
***September 2024***

*NASDAQ: RVSB*

# Forward-Looking Statements

Forward-looking statements with respect to the financial condition, results of operations and the business of Riverview are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in such statements.

These include, without limitation: Riverview's ability to manage new and acquired branches; the impact of competition on revenues and margins; and other risks and uncertainties, as may be detailed from time to time in Riverview's public announcements and filings with the SEC. Forward-looking statements can be identified by the use of forward-looking terminology, such as "may", "will", "should" "expect", "anticipate", "estimate", "continue", "plans", "intends", or other similar terminology.

Riverview does not intend to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of the Report, other than in its periodic filings with the SEC, or to reflect the occurrence of unanticipated events.

# Executive Officers



***Nicole Sherman***
*President and*
*Chief Executive Officer*
***(Joined July 1, 2024)***



***David Lam***
*EVP/*
*Chief Financial Officer*



***Daniel Cox***
*EVP/*
*Chief Operating Officer*



***Robert Benke***
*EVP/*
*Chief Credit Officer*



***Mike Sventek***
*EVP/*
*Chief Lending Officer*



***Evan Sowers***
*President and*
*Chief Executive Officer*
*Riverview Trust Company*

# Riverview Branch Locations


Riverview Branch
WASHINGTON
OREGON
Vancouver
Portland
Salem
90
5
205
84
5

- Established in 1923
- Publicly traded on NASDAQ: RVSB
- Total assets of $1.5B
- A total of 17 branches, including 13 in the Portland-Vancouver area, and 3 lending centers
- Riverview Trust Company: $897.9 Million AUM

Riverview BANCORP

# Corporate History

**1923**
- Clarke County Savings and Loan was founded

**1971**
- Rebranded to Riverview Savings Association

**1993**
- Began trading on NASDAQ

**1997**
- Riverview Bancorp, Inc. established and rebranded to Riverview Community Bank

**2005**
- Acquisition of Today's Bancorp

**2007**
- Acquisition of American Pacific Bank

**2017**
- Acquisition of MBank

**2020**
- Board of Directors approve 500,000 share repurchase

**2021**
- Converted to a Washington State Commercial Bank Charter
- Board of Directors approve $5.0 million share repurchase

**2022**
- Board of Directors approve $5.0 million share repurchase
- Rebranded to Riverview Bank
- Board of Directors approve $2.5 million share repurchase

**2023**
- 100-year Anniversary of Riverview Bank

Riverview BANCORP

# First Quarter Highlights – June 30, 2024

- Net Income of $966,000 ($0.05 EPS)
- Pre-tax, pre-provision (non-GAAP):
  - $1.2 million pre-tax, pre-provision income - June 30, 2024
  - $4.1 million pre-tax, pre-provision loss - March 31, 2024, due to a balance sheet restructure
  - $3.7 million pre-tax, pre-provision income - June 30, 2023
- Net interest income was $8.8 million compared to $8.6 million in the preceding quarter and $10.4 million for the first fiscal quarter a year ago.
- NIM was 2.47% for the quarter compared to 2.32% in the preceding quarter and 2.79% for the year ago quarter.
- Total loans were $1.05 billion compared to $1.00 billion last quarter a year ago.
- Asset quality remained strong with NPAs (net of SBA and USDA guaranteed loans) (non-GAAP) at $160,000, or 0.01% of total assets June 30, 2024.
- Total deposits were $1.22 billion compared to $1.23 billion three months earlier.
- Cost of deposits was 1.14% for the quarter compared to 1.00% for the preceding quarter and 0.44% for the first fiscal quarter a year ago.

# Total Assets



(dollars in millions)
$1,800.0
$1,700.0
$1,600.0
$1,500.0
$1,400.0
$1,300.0
$1,200.0
$1,100.0
$1,000.0
$900.0
$800.0
$1,180.8
$1,549.2
$1,740.1
$1,589.7
$1,521.5
$1,538.3
2020
2021
2022
2023
2024
2025 FQ1

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

# Total Loans and Yield on Loans



(dollars in millions)
$1,100.0
$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
6.00%
5.50%
5.00%
4.50%
4.00%
$911.5
$943.2
$990.4
$1,008.9
$1,024.0
$1,045.1
5.25%
4.71%
4.72%
4.44%
4.55%
4.70%
2020
2021
2022
2023
2024
2025 FQ1
Total Loans
Yield on Loans

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year
Totals for March 31, 2021 and 2022 include $93.4 million and $3.1 million of PPP loans, respectively.

Riverview BANCORP

# Loan Diversification



Real estate construction
$39,958
Real estate one-to-four family
$96,083
Other installment
$6,816
Commercial real estate - Non-Owner Occupied
$431,658
Commercial business,
$238,493
Land
$6,322
Commercial real estate - Owner Occupied
$146,457
Multi-family
$79,278

# Loan Composition – Commercial Real Estate


Commercial real estate - Non-Owner Occupied
$431,658
Commercial real estate - Owner Occupied
$146,457


CRE – Non-Owner Occupied
Single Purpose Facilities 12.9%
Office Buildings 19.8%
Mini Storage 12.0%
Warehouse & Industrial 9.3%
Motel / Hotel 26.5%
Retail Strip Center 19.4%
Assisted Living Facilities 0.1%


CRE - Owner Occupied
Other 7.3%
Accommodation 3.5%
Arts & Entertainment 0.7%
Wholesale trade 7.2%
Construction 5.9%
Health Care 8.1%
Manufacturing 14.1%
Retail 26.3%
Other Services 3.4%
Professional 3.2%
Real estate 20.3%

# Loan Composition - Office

RIVERVIEW'S OFFICE LENDING



MARKET IMPRESSION OF OFFICE LENDING



| (dollars in thousands) | Balance | Average Loan Size | Weighted LTV | Weighted DSCR |
|---|---|---|---|---|
| Office – Non-owner occupied | $ 85,285 | $2,369 | 54% | 1.4x |
| Office – Owner Occupied | $ 28,068 | $ 738 | 58% | 3.8x |

Riverview BANCORP

# Loan Composition - Retail

## RIVERVIEW'S RETAIL LENDING


Uptown's Neighborhood Market

## MARKET IMPRESSION OF RETAIL LENDING



| (dollars in thousands) | Balance | Average Loan Size | Weighted LTV | Weighted DSCR |
|---|---|---|---|---|
| Retail – Non-owner occupied | $ 83,566 | $2,282 | 53% | 1.9x |
| Retail – Owner Occupied | $ 5,866 | $ 544 | 41% | 2.8x |

# Asset Quality

NONPERFORMING LOANS / TOTAL LOANS



$2,000
$1,000
$-
0.75%
0.50%
0.25%
0.00%
(dollars in thousands)
$1,395
$395
$273
$265
$173
$160
0.15%
0.04%
0.03%
0.03%
0.02%
0.02%
2020
2021
2022
2023
2024
2025 FQ1
Nonperforming Loans
Percent of Total Loans

Note: Excludes nonperforming Government Guaranteed Loans (non GAAP)
Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Riverview BANCORP

# Allowance for Credit Losses to Total Loans


2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
1.38%
2.03%
1.47%
1.52%
1.50%
1.47%
2020
2021
2022
2023
2024
2025 FQ1

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Riverview BANCORP

# Deposits and Cost of Deposits



(dollars in millions)
$1,700.0
$1,500.0
$1,300.0
$1,100.0
$900.0
$700.0
$500.0
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
$990.4
$1,346.1
$1,533.9
$1,265.2
$1,231.7
$1,219.7
0.30%
0.21%
0.10%
0.10%
0.67%
1.14%
2020
2021
2022
2023
2024
2025 FQ1
Total Deposits
Cost of Deposits

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Riverview BANCORP

# Deposit Mix

(dollars in thousands)



Money market
$214,874
17.6%
Non-interest bearing
$339,271
27.8%
Regular savings
$179,634
14.7%
Interest checking
$281,477
23.1%
Certificates of deposit
$204,423
16.8%

Riverview BANCORP

# Net interest income and Net Interest Margin



(dollars in thousands)
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
$45,731
$44,917
$47,625
$51,606
$38,086
$8,821
4.26%
3.41%
3.03%
3.26%
2.56%
2.47%
2020
2021
2022
2023
2024
2025 FQ1
Net Interest Income
Net Interest Margin

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Riverview BANCORP

# Noninterest Expense and Efficiency Ratio



(dollars in thousands)
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
95.00%
90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
$36,263
$36,254
$36,718
$39,371
$43,727
$10,969
62.42%
64.73%
60.82%
61.71%
90.48%
90.00%
2020
2021
2022
2023
2024
2025 FQ1
Noninterest Expense
Efficiency Ratio

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Riverview BANCORP

# Profitability

## Return on Average Assets



2.00%
1.50%
1.00%
0.50%
0.00%
1.35%
0.74%
1.31%
1.08%
0.24%
0.25%
2020
2021
2022
2023
2024
2025 FQ1

## Return on Average Tangible Equity



20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
13.61%
8.45%
16.47%
14.26%
2.95%
3.02%
2020
2021
2022
2023
2024
2025 FQ1

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Riverview BANCORP

# Capital Management

- November 2022: Announced Stock Repurchase Plan of $2.5 Million
- June 2024: Announced quarterly cash dividend at $0.02 per share

| | 2020 | 2021 | 2022 | 2023 | 2024 | 2025 FQ1 |
|---|---|---|---|---|---|---|
| Leverage Ratio | 11.8% | 9.6% | 9.2% | 10.5% | 10.3% | 10.7% |
| Tier 1 Risk-Based Capital Ratio | 15.8% | 16.1% | 15.1% | 15.7% | 15.1% | 14.9% |
| Total Capital Ratio | 17.0% | 17.4% | 16.4% | 16.9% | 16.3% | 16.2% |
| Common Shares Outstanding | 22,544,285 | 22,351,235 | 22,127,396 | 21,221,960 | 21,111,043 | 21,111,043 |

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

# Shareholders' Equity

## Total Shareholders' Equity


(dollars in millions)
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$148.8
$151.6
$157.2
$155.2
$155.6
$155.9
2020
2021
2022
2023
2024
2025 FQ1

## Tangible Equity / Tangible Assets*


12.00%
9.00%
6.00%
3.00%
0.00%
10.50%
8.14%
7.57%
8.18%
8.58%
8.51%
2020
2021
2022
2023
2024
2025 FQ1

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year
* Shareholders equity net of intangible assets / Assets net of intangible assets.

Riverview BANCORP

# Riverview Trust Company

## Assets Under Management


(dollars in thousands)
$1,400,000
$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$1,200,000
$1,300,000
$1,300,000
$891,000
$962,000
$898,000
2020
2021
2022
2023
2024
2025 FQ1

## Asset Management Fees


(dollars in thousands)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$4,408
$3,646
$4,107
$4,734
$5,328
$1,558
2020
2021
2022
2023
2024
2025 FQ1

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Riverview BANCORP

# Non-GAAP Measures

**Pre-tax, pre-provision income**

| (Dollars in thousands) | June 30, 2024 | March 31, 2024 | June 30, 2023 |
|---|---|---|---|
| Net income (GAAP) | $ 966 | $ (2,968) | $ 2,843 |
| Include: Provision for income taxes | 253 | (1,095) | 823 |
| Include: Provision for (recapture of) credit losses | - | - | - |
| Pre-tax, pre-provision income (non-GAAP) | $ 1,219 | $ (4,063) | $ 3,666 |

**Non-performing loans reconciliation, excluding Government Guaranteed Loans**

| (Dollars in thousands) | March 31, 2020 | March 31, 2021 | March 31, 2022 | March 31, 2023 | March 31, 2024 | June 30, 2024 |
|---|---|---|---|---|---|---|
| Non-performing loans (GAAP) | $ 1,395 | $ 571 | $ 22,099 | $ 1,852 | $ 178 | $ 461 |
| Less: Non-performing Government Guaranteed loans | - | (176) | (21,826) | (1,587) | (5) | (301) |
| Adjusted non-performing loans excluding Government Guaranteed loans (non-GAAP) | $ 1,395 | $ 395 | $ 273 | $ 265 | $ 173 | $ 160 |
| Non-performing loans to total loans (GAAP) | 0.15% | 0.06% | 2.23% | 0.18% | 0.02% | 0.04% |
| Non-performing loans, excluding Government Guaranteed loans to total loans (non-GAAP) | 0.15% | 0.04% | 0.03% | 0.03% | 0.02% | 0.02% |

# Riverview in the Community


INSPIRE


18
21
11





**42**
board or committee positions

**1,868**
employee service hours

**$326,575**
in donations to local organizations

**126**
organizations supported

Riverview
BANCORP

*Thank you*